united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Item 1. Reports to Stockholders.

Teton Valley Fund

Annual Report
December 31, 2014

TTNVX Class I

Investor Information: 1-844-838-6683

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Teton Valley Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC Member FINRA

1 Maritime Plaza, Suite 1555
San Francisco, CA 94111

Dear Fellow Shareholders:

We are pleased to present you with the Teton Valley Fund Annual Report. Since the Fund’s inception (January 30, 2014) through December 31st, 2014 its total return was -19.90%, compared with 19.80% for the S&P 500 over the same period. The Fund generated 10 basis points of negative Alpha (which is the performance differential with the inverse of the S&P 500) since inception.

During the period under review our performance basically matched the inverse of the S&P 500. Our goal is to create Alpha so we did not achieve our objective. While on pace to create meaningful alpha through the end of September, the December quarter was very challenging. There was a black swan event during the December quarter in the form of rapidly declining oil prices. We had no exposure to energy stocks at all during the year. Instead we entered the quarter with 47% of our portfolio in consumer names which benefitted tremendously from the expectation that the consumer would have additional liquidity as a result of spending less on gas.

The difficult quarter exposed an issue regarding our main goal to create alpha versus the S&P. If we are not invested in all of the S&P 500 sectors then strong movements in one or more sectors could dramatically impact our ability to create alpha. This was a very large contributor to our underperformance. We have addressed this issue and now include investments across all of the S&P sectors.

The list of losers during the period was mostly populated by consumer names. Of note was the loss in a manufacturer of boats. During the December quarter they sold off their bowling assets which were strong contributors of cash flow. On the conference call they were asked how they would compensate for that loss going forward and they confided that they had no plan. And retiring debt of a similar size to the proceeds wouldn’t fill the gap. The analysts however left their out year estimates intact despite not knowing how the company would get there.

Other losers during the quarter included dental companies which rose with the expectation that their European businesses would improve. We are not so sanguine about Europe and feel the companies have already stretched their balance sheets making the coming quarters challenging.

The very short list of winners include a wireless service provider which announced very poor results. We are unable to see how they will improve their prospects as the new subs that they are bringing in create very little profit. We also had success with a large computer company that finally rationalized their earnings expectations with their fundamental prospects. Finally, we were profitable in the fastener business we have been short since inception as growing costs forced margin assumptions to decline going forward.

The market continues to drive higher. Our macro work continues to show that the variables that directly benefit the stock market (low corporate tax rates, interest rates, tepid wage growth) continue in the beneficial mode save for a possible uptick in wage pressures arising from Walmart’s decision to raise wages. The other variables have only one direction to move which would be negative for the markets, but timing those movements is very difficult.

Since June of 2008 the sales per share of the S&P 500 have risen by only 5%. Since then net margins of the S&P 500 companies have risen by 400 basis points from 6.1% to 10.1% in the September quarter. Meaning that 80% of the increased revenue has flowed through into after tax earnings. Changes in the above variables contributed meaningfully to that improvement, but we sense margin improvements going forward will be much more difficult to generate.

Net margins are forecast to have declined in the December quarter on both a sequential and year to year basis. We have found a strong correlation between margins and stock price performance so we are more concerned about the market going forward.

At the last market top in September 2007, net margins were 8.06% having declined from 9.41% during the June quarter. Year to year earnings growth had just turned negative and the market sold for 17.1 times trailing twelve months earning. Today we have a very similar circumstance with margins and overall S&P 500 earnings declining in the December quarter. Valuation however is much higher now with the trailing PE of 18.5 times.

1

All of these factors keep us nearly fully invested.

Thank you for being a Teton Valley Fund shareholder.

Sincerely,

Andrew Matthes & Gary Cooper

*	Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares. The Teton Valley Fund made no distributions during the period under review. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing. The S&P 500 is a widely recognized index of common prices. An investment cannot be made directly in an index.

*	S&P 500 as defined by Investopedia is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of US equities and is meant to reflect the risk/return characteristics of the large cap universe.

*	Short Selling as defined by Investopedia is the sale of a security that is not owned by the seller, or that the seller has borrowed. Short selling is motivated by the belief that a security’s price will decline, enabling it to be bought back at the lower price to make a profit. Short selling may be prompted by speculation, or by the desire to hedge the downside risk of a long position in the same security or a related one. Since the risk of loss on a short sale is theoretically infinite, short selling should only be used by experienced traders who are familiar with its risks.

*	Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

4129-NLD-2/26/2015

Phone (415) 765-5155
Fax (415) 788-4320

2

Teton Valley Fund
Portfolio Review (Unaudited)
December 31, 2014*

Composition of the change in value of a $10,000 investment

Since
Total Returns as of December 31, 2014	Inception*
Teton Valley Fund – Class I	(19.90)%
S&P 500 Total Return Index	19.80%

*	Commencement of operations was January 30, 2014. Returns are not annualized.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until April 30, 2016, to ensure that the net annual Fund operating expenses will not exceed 2.30% (excluding certain expenses), subject to possible recoupment from the Fund in future years. The Fund’s total gross annual operating expenses, per its prospectus dated January 24, 2014, including fees paid to underlying funds, are 4.75%. The above performance figures do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-844-838-6683.

Portfolio Composition as of December 31, 2014
(Unaudited)

Percent of Net Assets
Short-Term Investment	46.62%
Basic Materials	(4.68)%
Communications	(4.77)%
Financial	(6.03)%
Industrial	(6.68)%
Technology	(10.03)%
Consumer, Cyclical	(30.00)%
Consumer, Non-cyclical	(33.22)%
Other Assets Less Liabilities	148.79%
Total	100.00%
3

Teton Valley Fund

PORTFOLIO OF INVESTMENTS

December 31, 2014

Shares		Fair Value

	SHORT-TERM INVESTMENT - 46.62%
	MONEY MARKET FUND - 46.62%
1,297,376	Morgan Stanley Treasury Sec Inst. - 0.01% +	$1,297,376
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $1,297,376)

	TOTAL INVESTMENTS - 46.62%
	(Cost - $1,297,376) (a)	$1,297,376
	SECURITIES SOLD SHORT - (95.41) %	(2,655,353)
	OTHER ASSETS LESS LIABILITIES - 148.79%	4,141,119
	NET ASSETS - 100.00%	$2,783,142

	SECURITIES SOLD SHORT - (95.41) %
	COMMON STOCK - (95.41) %
	APPAREL - (1.70) %
255	Ralph Lauren Corp.	$47,216

	BANKS - (3.10) %
1,595	Citigroup, Inc.	86,305

	BEVERAGES - (0.80) %
205	Monster Beverage Corp. *	22,212

	BUILDING MATERIALS - (3.92) %
1,695	Fortune Brands Home & Security	76,733
1,280	Masco Corp.	32,256
		108,989
	CHEMICALS - (4.68) %
610	Monsanto Co.	72,877
665	Valspar Corp.	57,509
		130,386
	COMMERCIAL SERVICES - (2.97) %
730	Towers Watson & Co.	82,614

	COSMETICS/PERSONAL CARE - (2.81) %
1,028	Estee Lauder Co’s., Inc.	78,334

	DISTRIBUTION/WHOLESALE - (1.28) %
1,210	HD Supply	35,683
	Holdings, Inc. *

	DIVERSIFIED FINANCIAL SERVICES - (1.83) %
2,600	Santander Consumer USA Holdings, Inc.	50,986

	FOOD - (10.95) %
1,240	Hain Celestial Group, Inc. *	72,280
1,305	Hormel Foods	67,990
	Corp.
895	JM Smucker Co.	90,377
1,500	Mondelez International, Inc. - Cl. A	54,488
495	Sysco Corp.	19,647
		304,782
	HEALTHCARE PRODUCTS - (8.63) %
1,580	DENTSPLY	84,167
	International, Inc.

1,030	Sirona Dental Systems, Inc. *	89,991
763	Varian Medical Systems, Inc. *	66,007
		240,165

See accompanying notes to financial statements.

4

Teton Valley Fund

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2014

Shares		Fair Value

	HEALTHCARE SERVICES - (3.81) %
300	Laboratory Corp of America Holdings *	$32,370
1,100	Quest Diagnostics, Inc.	73,766
		106,136
	HOME BUILDERS - (6.61) %
74	NVR, Inc. *	94,374
4,173	PulteGroup, Inc.	89,553

		183,927
	HOME FURNISHINGS - (1.22) %
800	Leggett & Platt, Inc.	34,088

	HOUSEHOLD PRODUCTS/WARES - (2.66) %
710	Clorox Co.	73,989

	INTERNET - (0.28) %
300	Symantec Corp.	7,696

	LEISURE TIME - (7.37) %
1,534	Brunswick Corp.	78,633

1,696	Jarden Corp. *	81,204
300	Polaris	45,372
	Industries, Inc.
		205,209
	PHARMACEUTICALS - (0.60) %
100	Jazz Pharmaceuticals PLC *	16,373

	REITS - (1.10) %
400	Taubman Centers, Inc.	30,568

	RETAIL - (9.12) %
1,600	Best Buy Co., Inc.	62,368
1,900	Coach, Inc.	71,364
144	Costco Wholesale Corp.	20,412
400	Dollar General Corp. *	28,280
900	Nordstrom, Inc.	71,451
		253,875
	SEMICONDUCTORS - (3.21) %
4,460	NVIDIA Corp.	89,423

	SOFTWARE - (6.82) %
800	Activision Blizzard, Inc.	16,120
1165	Check Point Software Technologies Ltd. *	91,534
200	Oracle Corp.	8,994
1,562	Rackspace Hosting, Inc. *	73,117
		189,765
	TELECOMMUNICATIONS - (4.50) %
2,500	Cisco Systems,	69,537
	Inc.
13,400	Sprint Corp. *	55,610
		125,147
	TEXTILES - (2.68) %
480	Mohawk Industries, Inc. *	74,573

	TRANSPORTATION - (2.76) %
1,027	C H Robinson Worldwide, Inc.	76,912

TOTAL SECURITIES SOLD SHORT	$2,655,353
(Proceeds- $2,426,307) (a)

*	Non-Income producing security.

REITS - Real Estate Investment Trusts

+	Variable rate security - interest rate is as of December 31, 2014.

(a)	Represents net proceeds for financial reporting purposes. Aggregate net proceeds for federal tax purposes for securities held short is $3,675,531 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$31,981
Unrealized depreciation	(309,179)
Net unrealized depreciation	$(277,198)

See accompanying notes to financial statements.

5

Teton Valley Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

Assets:
Investments in Securities at Fair Value (Identified cost $1,297,376)	$1,297,376
Due from Investment Adviser	7,852
Deposits for Short Sales	4,169,255
Prepaid Expenses and Other Assets	1,185
Total Assets	5,475,668

Liabilities:
Securities Sold Short at Fair Value (Proceeds $2,426,307)	2,655,353
Payable for Dividends on Short Positions	1,036
Payable to Affiliates	13,006
Accrued Expenses and Other Liabilities	23,131
Total Liabilities	2,692,526

Net Assets (Unlimited shares of no par value beneficial interest authorized; 347,625 shares of beneficial interest outstanding)	$2,783,142

Net Asset Value, Offering & Redemption Price Per Share
($2,783,142/347,625 shares of beneficial interest outstanding)	$8.01

Composition of Net Assets:
At December 31, 2014, Net Assets consisted of:
Paid-in-Capital	$3,308,467
Accumulated net realized loss from security transactions	(296,279)
Net unrealized loss on short sales	(229,046)
Net Assets	$2,783,142

See accompanying notes to financial statements.

6

Teton Valley Fund

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2014 *

Investment Income:
Dividend Income	$96
Interest Income	69
Total Investment Income	165

Expenses:
Investment Advisory Fees	53,498
Administration Fees	32,875
Dividends and Interest Expense on Securities Sold Short	22,750
Fund Accounting Fees	23,795
Transfer Agent Fees	20,422
Audit Fees	15,499
Chief Compliance Officer Fees	12,844
Printing Expense	9,069
Margin Interest	8,663
Trustees’ Fees	8,396
Custody Fees	6,895
Legal Fees	6,221
Registration & Filing Fees	3,891
Miscellaneous Expenses	1,370
Insurance Expense	183
Total Expenses	226,371
Less: Fees Waived/Expenses Reimbursed by Adviser	(133,776)
Net Expenses	92,595
Net Investment Loss	(92,430)

Realized and Unrealized Loss on Investments
Net Realized Loss on:
Investments	(176)
Securities Sold Short	(295,309)
Total Net Realized Loss	(295,485)

Net Change in Unrealized Depreciation on:
Securities Sold Short	(229,046)
Total Net Change in Unrealized Depreciation	(229,046)

Net Realized and Unrealized Loss on Investments	(524,531)

Net Decrease in Net Assets Resulting From Operations	$(616,961)

*	The Fund commenced operations on January 30, 2014.

See accompanying notes to financial statements.

7

Teton Valley Fund

STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
December 31, 2014 *
Operations:
Net investment loss	$(92,430)
Net realized loss from investments and securities sold short	(295,485)
Net change in unrealized depreciation on securities sold short	(229,046)
Net Decrease in Net Assets Resulting From Operations	(616,961)

Capital Share Transactions:
Proceeds from Shares Issued (347,625 shares)	3,400,103
Total Capital Share Transactions	3,400,103

Total Increase in Net Assets	2,783,142

Net Assets:
Beginning of Period	—
End of Period +	$2,783,142

+ Includes accumulated net investment loss of:	$—

*	The Fund commenced operations on January 30, 2014.

See accompanying notes to financial statements.

8

Teton Valley Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

Class I
For the
Period Ended
December 31, 2014 (1)

Net Asset Value, Beginning of Period	$10.00
Activity from investment operations:
Net investment loss (2)	(0.29)
Net realized and unrealized loss on investments	(1.70)
Total from investment operations	(1.99)

Net Asset Value, End of Period	$8.01

Total Return (3)	(19.90)%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$2,783

Ratio of expenses to average net assets
before reimbursement (4,6)	8.46%
net of reimbursement (4)	3.46%

Ratio of expenses to average net assets (excluding dividends on securities sold short):
before reimbursement (4,6)	7.30%
net of reimbursement (4)	2.30%

Ratio of net investment loss to average net assets: (4)	(3.45)%

Portfolio turnover rate (5)	0.00%

(1)	The Fund commenced operations on January 30, 2014.

(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

See accompanying notes to financial statements.

9

Teton Valley Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

1.	ORGANIZATION

The Teton Valley Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized on December 5, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by identifying companies whose stocks are expected to decline in price and selling those stocks short. The Fund commenced operations on January 30, 2014. The Fund has two classes of shares: Class A and Class I shares. Class A shares are not currently available for purchase.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – The Fund’s securities, including securities sold short, are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – The team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the

10

Teton Valley Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of December 31, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Short-Term Investment	$1,297,376	$—	$—	$1,297,376
Total	$1,297,376	$—	$—	$1,297,376

Liabilities *	Level 1	Level 2	Level 3	Total
Common Stock Sold Short	$2,655,353	$—	$—	$2,655,353
Total	$2,655,353	$—	$—	$2,655,353

There were no transfers into or out of Level 1, Level 2, and Level 3 during the current period presented.

The Fund did not hold any Level 3 securities during the period.

It is the Fund’s policy to record transfers into or out of any Level at the end of the reporting period.

*	Please refer to the Portfolio of Investments for Industry Classification.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, unlimited in size. Conversely, if the price declines,

11

Teton Valley Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

the Fund will realize a gain, limited to the price at which the Fund sold the security short. Amounts reflected as deposits for short sales in the Statement of Assets and Liabilities include restricted balances held with the broker as collateral for short sales.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income and expense is recorded on the ex-dividend date and interest income and expense is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Tax – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions expected to be taken in the Fund’s current fiscal year end return, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Fund identifies its major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts State. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2014, the Fund did not incur any interest or penalties.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”), Teton Fund Management, LLC (the “Adviser”) provides investment advisory services to the Fund. Under the

12

Teton Valley Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

terms of the Advisory Agreement, the Adviser receives a base monthly fee calculated at an annual rate of 2.00% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front end or deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses (such as litigation expenses which may include indemnification of Fund officers and Trustees, contractual indemnification and Fund service providers (other than the Adviser)), at least until April 30, 2016, so that the total annual operating expenses of the Fund do not exceed 2.30% of the Fund’s average daily net assets. Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three fiscal years of when the amounts were waived or reimbursed. During the period ended December 31, 2014, the Adviser waived fees and reimbursed expenses of $133,776, all of which will expire December 31, 2017.

Pursuant to separate servicing agreements with Gemini Fund Services, LLC (“GFS”), the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) – Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

Amounts due to GFS for these services are reported as of December 31, 2014, as “Payable to Affiliates” in the Statement of Assets and Liabilities.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Trust has adopted, with respect to the Fund’s Class A shares, a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. However, Class I are not subject to a plan. During the period ended December 31, 2014, pursuant to the Plan, the Distributor did not receive any compensation.

None of the executive officers receive compensation from the Trust.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended December 31, 2014 amounted to $28,394 and $28,083, respectively.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2014, Walter J. Burlock and David F. Marquardt, held approximately 29% and 31%, respectively, of the voting securities of the Fund.

13

Teton Valley Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

6.	DISTRIBUTION TO SHAREHOLDERS & TAX COMPONENTS OF CAPITAL

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Capital Loss	Post October Loss	Unrealized	Total
Carry	and	Appreciation/	Accumulated
Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$(146,085)	$(102,042)	$(277,198)	$(525,325)

The difference between book basis and tax basis accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $102,042.

At December 31, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$146,085	$—	$146,085

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and the capitalization of in lieu dividend payments, resulted in reclassifications for the period ended December 31, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains
$(91,636)	$92,430	$(794)

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the Morgan Stanley Treasury Sec Inst., ("Morgan Stanley"). The Fund may redeem its investment from Morgan Stanley at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of Morgan Stanley. The financial statements of the Morgan Stanley, including the portfolio of investments, can be found at www.morganstanley.com or the Securities and Exchange Commission's website, www.sec.gov and should be read in conjunction with the Fund's financial statements. As of December 31, 2014 the percentage of the Fund's net assets invested in Morgan Stanley was 46.62%.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

14

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III
and the Shareholders of Teton Valley Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Teton Valley Fund (the Fund), a series of Northern Lights Fund Trust III, as of December 31, 2014, and the related statement of operations, statement of changes in net assets and the financial highlights for the period from January 30, 2014 (commencement of operations) through December 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned and securities sold short as of December 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Teton Valley Fund as of December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the period from January 30, 2014 (commencement of operations) through December 31, 2014 in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado
February 27, 2015

15

Teton Valley Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
December 31, 2014

As a shareholder of Teton Valley Fund (the “Fund”), you incur two types of costs: (1) transaction costs, such as sales charges, and (2) ongoing costs, including management fees, distribution and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expenses Paid
	Account Value	Account Value	Expense	During Period *
	(7/1/14)	(12/31/14)	Ratio**	(7/1/14 to 12/31/14)
Actual – Class I	$1,000.00	$ 866.90	2.30%	$10.82
Hypothetical – Class I
(5% return before expenses)	$1,000.00	$1,013.61	2.30%	$11.67

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio of 2.30%, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized expense ratio does not include interest expense or dividend expense.
16

Teton Valley Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2014

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, 2004-2008); Legal Consultant, Jensen Consulting (2004-2008).	28	Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa) (December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board Since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	126	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012).
Anthony M. Payne 1942	Trustee	Since February 2012, Indefinite	Retired; (since 2008); Executive Director, Iowa West Foundation (philanthropic non-profit foundation) and Iowa West Racing Association (non-profit corporation) (1996-2008).	28	Lifetime Achievement Fund, Inc. (February 2012 to April 2012).
Mark H. Taylor 1964	Trustee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).	126	Alternative Strategies Fund (since June 2010); Lifetime Achievement Fund, Inc. (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jerry Vincentini 1940	Trustee	Since February 2012, Indefinite	Retired; President and Owner, Pins, Patches, Plaques Etc. Inc., (since 2003); President and Owner, Graduation Supplies Inc., (1980-2008).	28	Lifetime Achievement Fund, Inc. (July 2000 to April 2012).

*	The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130

**	The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II and Northern Lights Variable Trust.

***	Mark H. Taylor also serves as an independent trustee of Northern Lights Fund Trust (“NL Trust”) and Northern Lights Variable Trust, each separate trust in the Fund Complex. On May 2, 2013, the SEC filed an order instituting settled administrative proceedings (the “Order”) against Northern Lights Compliance Services, LLC (“NLCS”), Gemini Fund Services, LLC (“GFS”), certain current Trustees of the Trust, and one former Trustee. To settle the SEC’s charges, GFS and NLCS each agreed to pay penalties of $50,000, and both firms and the named Trustees agreed to engage an independent compliance consultant to address the violations found in the Order. The firms and the named Trustees agreed to settle with the SEC without admitting or denying the SEC’s findings, while agreeing to cease and desist from committing or causing any violations and any future violations of those provisions. There were no allegations that shareholders suffered any monetary harm. The SEC charges were not against the Adviser or the Funds.

12/31/14-NLFT III-V1

17

Teton Valley Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2014

Officers of the Trust

Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President	Since February 2012, indefinite	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 - 2008); and President and Manager, GemCom LLC (2004 - 2011).
Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (since 2012); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 - 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 - 2008).
Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite	Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)
William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-844-838-6683.

12/31/14-NLFT III-V1

18

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST III

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡         Social Security number and income

¡         assets, account transfers and transaction history

¡         investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

¡        open an account or give us contact information

¡        provide account information or give us your income information

¡        make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡        sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡        affiliates from using your information to market to you

¡        sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-844-838-6683 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-202-551-8090). The information on Form N-Q is available without charge, upon request, by calling 1-844-838-6683.

INVESTMENT ADVISER
Teton Fund Management LLC
1 Maritime Plaza
San Francisco, CA 94111

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2014 – $13,000

(b)	Audit-Related Fees
2014 – None
(c)	Tax Fees
2014 – $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2014

Audit-Related Fees: 0.00%

Tax Fees: 0.00%

All Other Fees: 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 3/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 3/4/15

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Treasurer

Date 3/4/15